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                                                                Exhibit 23.1
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                      INDEPENDENT AUDITORS' CONSENT

The Board of Directors and Stockholders
Mercantile Bancorporation Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                      /s/ KPMG Peat Marwick LLP


St. Louis, Missouri
November 24, 1997